SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        January 12, 2005
                                                 -------------------------------

                                KELLWOOD COMPANY
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


         Delaware                   001-07340                   36-2472410
--------------------------------------------------------------------------------
(State of other jurisdiction       (Commission                 (IRS Employer
   of incorporation)               File Number)              Identification No.)



600 Kellwood Parkway, P.O. Box 14374, Chesterfield, Missouri          63017
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code    (314) 576-3100
                                                     ---------------------------





                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

On October 20, 2004, the Kellwood Company (the "Company") entered into a $400 million unsecured five-year Credit Facility with Bank of America as the lead bank. The credit is supported by guaranties from each of the Company's material domestic subsidiaries.

The Company intends to cause its existing material domestic subsidiaries to enter into comparable guaranties for the benefit of the 3.50% Convertible Senior Debentures due 2034 (the "Convertible Debentures"), as well as for the benefit of the 7.625% 1997 Debentures due October 15, 2017 and the 7.875% 1999 Debentures due July 15, 2009 (collectively, the "Securities"). The subsidiary guaranties will automatically terminate upon any release or termination of the subsidiary guaranties of the Company's bank credit facility. The Company will be able to terminate the guaranty of any subsidiary, if an entity ceases to be a material domestic subsidiary of the Company. The Company is under no obligation to cause any new material domestic subsidiary to become a guarantor. Certain credit rating agencies have indicated to Kellwood that if the Company does not provide the holders of the Convertible Debentures with the subsidiary guaranties described above that the current credit rating of the Securities may be subject to review, and result in a decrease in the credit rating of the Securities. The Company currently expects that it will be able to provide the subsidiary guaranties for the Securities on a timely basis.

The Company expects that the subsidiary guaranties will guarantee, on a full and unconditional and joint and several basis, payment and performance by the Company of its obligations under the Securities and contain other standard terms and provisions customary for guarantees of this type. The subsidiary guaranties will not apply to any performance, observance or discharge by the Company with respect to conversion of the Convertible Debentures and will not survive the conversion of any debenture into the Company's common stock.

If the subsidiary guaranties for the Convertible Debentures become effective prior to the availability of the Company's annual report on Form 10-K, it will be necessary to suspend the use of the registration statement relating to the Convertible Debentures until the registration statement can be updated for disclosures related to the guaranties, including financial statement disclosures required by Rule 3-10 of Regulation S-X relating to the subsidiary guarantors. The subsidiary financial statement disclosures will be prepared in conjunction with the preparation of the Company's annual report on Form 10-K, which report is due April 14, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2005

                                           KELLWOOD COMPANY

                                           By: /s/ Thomas H. Pollihan
                                               ---------------------------------
                                               Thomas H. Pollihan
                                               Senior Vice President, Secretary
                                               and General Counsel